Exhibit 10.137

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereto (the “Agreement Date”) between PROTEA BIOSCIENCES GROUP, INC., a Delaware corporation (the “Company”), and the Person who has executed this Agreement under the designation “Investor” on the signature page of this Agreement (the “Investor”).

W I T N E S S E T H:

WHEREAS, on ______________, the Company borrowed the sum of $__________ from the Investor (the “Note”); and

WHEREAS, the Company has requested that the Investor convert the entire unpaid principal amount of the Note and all accrued and unpaid interest on the Note as at the Agreement Date in the total amount of $____________ (the “Indebtedness”) in to units of “Equity Securities” of the Company, as described below; and

WHEREAS, the Investor is willing to convert the Indebtedness into the Equity Securities, all upon the terms and subject to the conditions set forth below; and

WHEREAS, all references in this Agreement to “U.S.” shall mean the United States and all references to “dollars” or “$” shall mean United States dollars.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	CONVERSION OF INDEBTEDNESS; TERMS OF EQUITY SECURITIES AND REPRESENTATIONS BY INVESTOR

A.	Conversion of Indebtedness and Terms of the Equity Securities.

1.1           Conversion of Indebtedness. Subject to the terms and conditions hereinafter set forth, the Investor hereby agrees to convert the entire Indebtedness owed as at the Agreement Date by the Company into units of the Equity Securities of the Company (the “Units”). In such connection, the Investor hereby subscribes for and agrees to accept from the Company in lieu of the Note and the Indebtedness, and the Company agrees to issue to the Investor the Units of Equity Securities set forth in Section 1.2 below. Against delivery of stock certificate(s) for the Common Stock and the Warrants (hereinafter defined) registered in the name of the Investor, such Investor shall deliver to the Company the Note, marked “cancelled”.

1.2           The Equity Securities.

(a)       The Company is currently issuing and selling to accredited investors” (as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act of 1933, as amended) Units of Equity Securities consisting of (i) shares of common stock, par value $0.0001 per share (the “Common Stock”) at a price of $0.75 per share, (ii) 18 month warrants to purchase shares of Common Stock at an exercise price of $0.09 per share (the “Class A Warrants”), and (iii) five year warrants purchase shares of Common Stock at an exercise price of $0.1125 per share (the “Class B Warrants” and together with the Class A Warrants the “Warrants”). Such shares of Common Stock, Class A Warrants and Class B Warrants are defined herein as the “Equity Securities.”

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(b)           One full Unit of the Equity Securities is valued at $10,000 and consists of (i) 133,333.33 shares of Common Stock, (ii) Class A Warrants to purchase 133,333.33 shares of Common Stock at an exercise price of $0.09 per share, and (iii) Class B Warrants to purchase 133,333.33 shares of Common Stock at an exercise price of $0.1125 per share. The definitive terms and conditions of the Equity Securities are described in the Company’s amended and restated private placement memorandum, dated as of October 31, 2016 and the exhibit thereto (the “Memorandum”); a true copy of which has been furnished to the Investor.

(c)           In full consideration for the conversion of the Note and extinguishment of the Indebtedness, the Company shall issue to the Investor that number of the Units of the Equity Securities as shall be determined by dividing (i) the aggregate amount of the Indebtedness, by (ii) $10,000. Accordingly, and for the avoidance of doubt, if the Indebtedness was $1,000,000, the Investor would receive 100 Units represented by (i) 13,333,333 shares of Common Stock, (ii) Class A Warrants to purchase 13,333,333 shares of Common Stock at an exercise price of $0.09 per share, and (iii) Class B Warrants to purchase 13,333,333 shares of Common Stock at an exercise price of $0.1125 per share.

1.3           Issuance of Investor’s Equity Securities. Upon or immediately following the execution of this Agreement, the Company shall deliver to the Investor one or more stock certificates and duly executed Class A Warrants and Class B Warrants registered in the name of the Investor or his or its designee, evidencing the Units of Equity Securities.

1.4           Deliveries by Investor. Upon execution of this Agreement, the Investor shall:

1.       Date, Complete and Sign (i) the Investor Signature Page to this Debt Conversion Agreement.

2.       Fax or email the signed original Agreement to:

Protea Biosciences Group, Inc.

1311 Pineview Drive, Suite 501,

Morgantown, West Virginia 26505,

Attn: Stephen Turner, CEO

Telephone (304) 292-2226;

Email: stephen.turner@proteabio.com.

With a copy to:

CKR Law LLP

1330 Avenue of the Americas

14th Floor, Suite 480

New York, NY 10019

Telephone:  +1 (212) 259-7300

Mobile No: (917) 7997-0015

Attention: Stephen A. Weiss, Esq. .

Email: sweiss@ckrlaw.com

3.           Deliver the original Note to CKR Law LLP at the above address, to be held as Escrow Agent. Upon confirmation in form and content satisfactory to the Escrow Agent (including an email from the Investor confirming receipt) of delivery by the Company or its transfer agent of the Common Stock, Class A Warrants and Class B Warrants evidencing the number of Units of Equity Securities described above, the Escrow Agent will deliver the Note to the Company marked “cancelled.” If the Investor does not confirm receipt of such Equity Securities or the Company is unable to verify delivery of such Equity Securities to the Investor in a manner satisfactory to the Escrow Agent by a date which shall be not later than fifteen (15) days after receipt of such Note, the Escrow Agent shall return the Note to the Investor.

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B.	Representations and Warranties by the Investor

1.5           The Investor recognizes that (a) the purchase of the Equity Securities involves a high degree of risk. Such risks including, but not limited to, the following: (a) the Company may never achieve their anticipated growth and profitability, (b) an investment in the Company is highly speculative, and only Persons who can afford the loss of their entire investment should consider investing in the Company and the Equity Securities; (c) the Investor may not be able to liquidate his its investment; (d) the other risks associated with the Business of the Company, as reflected in the Memorandum and other information made available to the Investor.

1.6           The Investor meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D or is not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S, and as set forth on the Investor Certification attached hereto.

1.7           The Investor hereby acknowledges and represents that (a) the Investor has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Investor has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Investor and to all other prospective investors in the Equity Securities to evaluate the merits and risks of such an investment on the Investor’s behalf; (b) the Investor recognizes the highly speculative nature of this investment; and (c) the Investor is able to bear the economic risk that the Investor hereby assumes.

1.8           The Investor hereby acknowledges receipt of this Agreement and his or it has careful reviewed the Memorandum and all exhibits thereto (collectively, the “Transaction Documents”), and has received any additional information from the Company or Trans-High that the Investor has requested, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company and Trans-High concerning the Company, Trans-High and its Subsidiaries and the terms and conditions of the Debt Conversion; provided, however that no investigation performed by or on behalf of the Investor shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.9           (a)           In making the decision to invest in the Equity Securities the Investor has relied solely upon the information provided by the Company in this Agreement and in the Transaction Documents. To the extent necessary, the Investor has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Equity Securities hereunder. The Investor disclaims reliance on any statements made or information provided by any person or entity in the course of Investor’s consideration of an investment in the Equity Securities other than this Agreement.

 (b)           The Investor represents that the Investor did not learn of the Debt Conversion of the Equity Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Investor did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (ii) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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1.10           The Investor hereby acknowledges that the Debt Conversion has not been reviewed by the SEC nor any state regulatory authority since the Debt Conversion is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D and/or Regulation S. The Investor understands that the Equity Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Equity Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.11           The Investor understands that the Equity Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Investor’s investment intention and investment qualification. In this connection, the Investor hereby represents that the Investor is purchasing the Equity Securities for the Investor’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Investor to hold the Equity Securities for any particular length of time and the Company acknowledges that the Investor shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law. The Investor, if an entity, further represents that it was not formed for the purpose of purchasing the Equity Securities.

1.12           The Investor consents to the placement of a legend on any certificate or other document evidencing the Equity Securities that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Investor is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Equity Securities.

1.13           The Investor hereby represents that the address of the Investor furnished by Investor on the omnibus signature page hereof is the Investor’s principal residence if Investor is an individual or its principal business address if it is a corporation or other entity.

1.14           Such Investor understands that the Equity Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Equity Securities as principal for its own account and not with a view to or for distributing or reselling such Equity Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Equity Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Equity Securities in violation of the Securities Act or any applicable state securities law.

1.15           The Investor represents that the Investor has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Equity Securities. This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

1.16           If the Investor is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

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1.17           The Investor acknowledges that certain information contained in this Agreement or otherwise made available to the Investor may be deemed to be confidential and non-public and agrees that all such information shall be kept in confidence by the Investor and neither used by the Investor for the Investor’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Investor’s subscription may not be accepted by the Company; provided, however, that (a) the Investor may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to the Investor with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.18           The Investor will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls the Company from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Investor contained herein or in any document furnished by the Investor to the Company in connection herewith being untrue in any material respect or any breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein or therein; provided, however, that the Investor shall not be liable for any Loss that in the aggregate exceeds the Investor’s aggregate purchase price tendered hereunder.

II.	REPRESENTATIONS BY AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor that:

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. The Company is not in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Equity Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2           Equity Securities. The Equity Securities, when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the issuance of the Equity Securities. The issue of the Equity Securities will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Investor true and correct copies of the Company’s Certificate of Incorporation, and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”).

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2.3           Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to this Agreement and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Equity Securities contemplated hereby and the performance of the Company’s obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Equity Securities are duly authorized and, when issued and paid for in accordance with the applicable this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Encumbrances other than restrictions on transfer provided for in this Agreement. The issuance and sale of the Equity Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal.

2.4           No Conflict; Governmental Consents.

(a)           The execution and delivery by the Company of this Agreement, the issuance and sale of the Equity Securities and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Certificate of Incorporation (the “Certificate”), as amended or the Bylaws, (and collectively with the Certificate, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Liens upon any of the properties or assets of the Company.

(b)           No approval by the holders of Common Stock, or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Equity Securities except as has been previously obtained.

(c)           No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Agreement or in connection with the authorization, issue and sale of the Equity Securities and, upon issuance, the Equity Securities.

2.5           Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”).

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2.6           Disclosure. All disclosure furnished by or on behalf of the Company to the Investor in this Agreement regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

III.	CONDITIONS TO OBLIGATIONS OF THE INVESTOR

3.1           The Investor’s obligation to convert the Note for the Equity Securities is subject to the fulfillment of the following conditions, which conditions may be waived at the option of each Investor to the extent permitted by law:

(a)           Representations and Warranties; Covenants. The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct as of the Initial Closing at all times prior to and on the Closing Date, except (i) to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, (ii) the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)           No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement or the Memorandum.

(c)           No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Equity Securities (except as otherwise provided in this Agreement).

(d)           Required Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Equity Securities and the consummation of the other transactions contemplated by this Agreement, all of which shall be in full force and effect.

IV.	COVENANTS OF THE COMPANY

4.1           Registration of Registrable Securities. The Company hereby agrees to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all of the shares of Common Stock, and shares of Common Stock issuable upon exercised of the Class A Warrants and Class B Warrants included in the Units of Equity Securities issued to the Investor under this Agreement (the “Registrable Securities”), at the same time as the Company registers other Units of Equity Securities for the account of other holders of Units of Equity Securities, including other holders of Company notes who have elected to convert such notes on the same terms as the Investor. In such connection, and as a condition to the effectiveness of a registration statement on Form S-1 (or other applicable form for registration of securities under the Securities Act), the Investor shall execute and deliver to the Company and its investment banker a “lockup” or related agreement under which the Investor agrees not to effect any public sales of such Registrable Securities for a period of six months following completion of a public offering of Common Stock or other equity securities for the direct account and benefit of the Company.

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4.2           Equal Treatment of Investors. No consideration (including any modification of any Transaction Document) shall be offered or paid to any other Investor electing to convert Indebtedness for Equity Securities unless the same consideration is also offered to all of the parties to this Agreement.

4.3           Indemnification.

(a)           The Company agrees to indemnify and hold harmless the Investor, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or, after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, this Agreement; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)           If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

4.4           Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that Investor shall be relying on the foregoing covenant in effecting transactions in Equity Securities of the Company.

V.	MISCELLANEOUS.

5.1           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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5.2           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor (other than by merger). Investor may assign any or all of its rights under this Agreement to any person to whom Investor assigns or transfers any Equity Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Equity Securities, by the provisions of this Agreement.

5.3           This Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Upon the execution and delivery of this Agreement by the Investor and the Company, this Agreement shall become a binding obligation of the Investor with respect to the purchase of Equity Securities as herein provided.

5.5           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, United States, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, located in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

5.6           In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

5.7           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.8           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

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5.9           The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.10           This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

5.12           In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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Signature page follow

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IN WITNESS WHEREOF, the Investor and the Company have caused this Debt Conversion Agreement to be duly executed as of the date first written above.

COMPANY:

PROTEA BIOSCIENCES GROUP, INC.

By:
	Name:	Stephen Turner
	Title:	Chief Executive Officer

Amount of Indebtedness: $_______________

Number of Units (Divide $__________
By 10,000): _______ Units

Number of shares of Common Stock:	INVESTOR:
(multiply 133,333.33 by # of Units): ____________

Number of Class A Warrants:
(multiply 133,333.33 by # of Units): ____________

Number of Class B Warrants:
(multiply 133,333.33 by # of Units): ____________

FORM OF INVESTOR QUESTIONNAIRE

PROTEA BIOSCIENCES GROUP, INC.

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _______	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes of calculating net worth under this paragraph, (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial _______	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in Company.

Initial _______	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Subscription Agreement.

Initial _______	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _______	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _______	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______	The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

NAME OF INVESTOR:

______________________________________
Signature

PROTEA BIOSCIENCES GROUP, INC.

Investor Questionnaire

(Must be completed by Purchaser)

Section A - Individual Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued:

________________________________________________________________________

Individual executing Profile or Trustee:

_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Date of Birth: _________________ Marital Status: _________________

Joint Party Date of Birth:_________________

Investment Experience (Years): ___________

Annual Income: _________________

Net Worth: ________________

Home Street Address: ________________________________________________________________________

Home City, State & Zip Code: ________________________________________________________________________

Home Phone: ________________________ Home Fax: _____________________

Home Email: _______________________________

Employer: ________________________________________________________________________

Employer Street Address: ________________________________________________________________________

Employer City, State & Zip Code: ________________________________________________________________________

Bus. Phone: __________________________ Bus. Fax: _______________________

Bus. Email: ________________________________

Type of Business: ________________________________________________________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______

Section B – Entity Purchaser Information

EXACT Purchaser Name(s) in which securities are to be issued:

________________________________________________________________________

Authorized Individual executing Profile or Trustee:

_______________________________________________________________________

Social Security Numbers / Federal I.D. Number:

________________________________________________________________________

Investment Experience (Years): ___________

Net Worth: ________________

Was the Trust formed for the specific purpose of purchasing the Securities?

☐ Yes ☐ No

Principal Purpose (Trust)______________________________________

Type of Business: ________________________________________________________

Street Address: ________________________________________________________________________

City, State & Zip Code: ________________________________________________________________________

Phone: ________________________ Fax: ________________________

Email: __________________________

Please check if you are a FINRA member or affiliate of a FINRA member firm: _______.